Exhibit 99.1

WMIH Corp. Announces Effectiveness of Amendment of Series B Preferred Stock Terms

SEATTLE, January 5, 2018 — WMIH Corp. (Nasdaq: WMIH) (the “Company”) today announced that the amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) filed with the Secretary of State of Delaware on December 8, 2017 became effective as of 12:00 a.m., New York City time, on January 5, 2018. As previously disclosed, the material terms of the Amendment are as follows:

•	The Mandatory Redemption Date of the Series B Preferred Stock is October 5, 2019, subject to a six-month extension under certain circumstances (rather than January 5, 2018);

•	The Conversion Price is fixed at $1.35 per share of Common Stock (rather than a floating conversion price of $1.75 to $2.25 per share);

•	Holders of Series B Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors of the Company, a semi-annual 5.00% Common Stock dividend on and after 12:00 a.m., New York City time, January 5, 2018, the Amendment Effective Date (rather than a quarterly 3.00% cash dividend); and

•	A special distribution of 19.04762 shares of Common Stock per share of Series B Preferred Stock as a result of the consummation of an Acquisition or Qualified Acquisition, as the case may be.

Beginning January 5, 2018, the CUSIP for the 5.00% Series B Convertible Preferred Stock is 92936P308 (rather than 92936P209 for the 3.00% Series B Convertible Preferred Stock). Instructions for actions to be taken by the holders of the Series B Preferred Stock will be transmitted through DTC. Holders should contact their brokers, banks or intermediaries and reference CUSIP No. 92936P209 in order to complete the registration of the 5.00% Series B Convertible Preferred Stock in their name. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Amendment.

This press release may include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this press release that address activities, events, conditions or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to the its financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2016 under Risk

Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company will not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the SEC.

CONTACT

Helen Grayson

206-922-2957